EXHIBIT 99.3
Developers Diversified / Inland Retail Real Estate Trust, Inc. Acquisition Overview October 23, 2006

Safe Harbor Statement Developers Diversified considers portions of this information to be "forward-looking" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Developers Diversified, IRRETI and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the shareholders of IRRETI, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company's filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Developers Diversified, IRRETI and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the shareholders of IRRETI, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company's filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. For more details on the risk factors, please refer to the Company's Form on 10-K as of December 31, 2005.

Chesterfield Crossings Richmond, VA Hillsboro Square Miami, FL Meadowmont Village Center Chapel Hill, NC

Sarasota Pavilion Sarasota, FL Turkey Creek Shopping Center Knoxville, TN Pleasant Hill Shopping Center Atlanta, GA

Transaction Overview Acquisition of Inland Retail Real Estate Trust, Inc. ("IRRETI") Key Transaction Terms $6.2 billion Offer price: $14.00 per share Up to $4.00 per share in Developers Diversified stock (at Developers Diversified's option) Break-up fee: $80 million, payable if a topping bid is accepted Existing debt: $2.3 billion (primarily fixed rate mortgages, substantial amount to be pre-paid upon closing) Timing Anticipated closing: 1Q07 Subject to 2/3 approval by IRRETI shareholders

Acquire high quality institutional retail portfolio Large portfolio of community centers enhances Developers Diversified's position as nation's leading owner of market-dominant community centers Compelling population growth demographics due to Southeast U.S. geographic concentration Dominant tenants in key retail categories in the Southeast Value-add opportunities include proactive asset management through the Developers Diversified platform Transaction Overview Acquisition Highlights

Portfolio $3.0 billion 67 properties (23.5 msf total GLA) Stabilized community center assets Structure Developers Diversified Equity Contribution: 15% Target Leverage: 60% LTV Investment Horizon: Long term, closed end One time Fee: Acquisition (0.25% of gross asset value) Ongoing Fees: Asset management (0.25% of equity), property management (4% EGR), development/tenant construction (5% of total construction costs, excl. land), leasing commissions (market rates) Promote: 20% over 10% leveraged IRR hurdle Transaction Overview Institutional Joint Venture

Transaction Overview Sources and Uses Note: Figures as of 6/30/06 IRRETI balance sheet. (1) Other Liabilities includes transaction expenses. (2) Developers Diversified may issue equity up to $4.00 per share of the $14.00 per share price in common stock consideration.

307 properties (43.6 msf total GLA) Primarily market-dominant community centers Includes numerous Publix-anchored neighborhood centers National presence with Southeast U.S. geographic focus Asset concentrations in high-growth markets in the Southeast Key markets include Atlanta, Charlotte, Miami and Orlando Well-leased portfolio (currently 95% occupied) Excellent physical condition; average property age ~7 years IRRETI Portfolio Overview High Quality Shopping Centers

IRRETI Operating Portfolio by Asset Type Quality Assets, Tenants and Locations Community Centers 116 30.6 70.1% $3.8 64.9% Neighborhood Centers 97 8.0 18.3% $1.2 20.2% Single Tenant 91 3.3 7.6% $0.5 8.5% Lifestyle/Hybrid Centers 3 1.7 4.0% $0.4 6.4% Total Portfolio 307 43.6 100.0% $5.9 100.0% Total GLA (MSF) % of Total Number of Properties Total Value ($B) % of Total Community Center Grocery-Centered Single Tenant Lifestyle Center 0.648903946 0.202340499 0.085148553 0.063607001 Community Center Grocery-Anchored Single Tenant Lifestyle Center 0.701005345 0.183000167 0.076153197 0.039841291 Total GLA Gross Asset Value Community Centers Neighborhood Centers Single Tenant Lifestyle/Hybrid Centers 64.9% 20.2% 8.5% 6.4% 70.1% 18.3% 4.0% 7.6%

IRRETI Portfolio Overview Compelling population growth demographics in Southeast markets Georgia 53 11.2 25.7% 8.3% Florida 68 8.7 19.9% 9.7% North Carolina 41 6.6 15.1% 6.7% South Carolina 25 2.7 6.2% 5.3% Virginia 14 2.5 5.7% 6.0% Tennessee 11 1.9 4.4% 4.3% Alabama 7 1.8 4.0% 2.4% Pennsylvania 18 1.7 4.0% 1.3% New Jersey 8 1.1 2.6% 3.6% Ohio 6 0.9 2.1% 1.1% Subtotal - Top 10 States 251 39.1 89.7% 6.9% Other States 56 4.5 10.3% Total Portfolio 307 43.6 100.0% State Total GLA (MSF) % Total GLA # of Properties 2006-2011 Growth in Population (1) (1) U.S. average is 4.8%.

IRRETI Portfolio Overview Significant concentration in high-growth Southeast markets Total GLA by State More than 5.0 MSF +1.0 - 5.0 MSF Less than 1.0 MSF

Developers Diversified Portfolio-Post Merger Over 800 shopping centers comprising 162 msf, located in 45 states plus Puerto Rico and Brazil Puerto Rico 15.7 msf 9.9% 10.7 msf 6.8% 17.3 msf 10.9% 16.1 msf 10.2% 10.5 msf 6.6% 4.9 msf Total GLA by State More than 5.0 MSF +1.0 - 5.0 MSF Less than 1.0 MSF Brazil 3.4 msf

IRRETI Portfolio Top Tenants by Total GLA Target 27 3.7 0 0.0 27 3.7 Wal-Mart / Sam's Club 19 3.5 10 1.8 9 1.7 Publix 53 2.4 52 2.4 1 0.0 Lowe's Home Imp. 13 1.5 8 0.9 5 0.6 Kroger 24 1.3 23 1.3 1 0.1 Home Depot 12 1.3 5 0.5 7 0.8 Kohl's 10 0.9 9 0.8 1 0.1 The TJX Companies 25 0.8 25 0.8 0 0.0 Circuit City 23 0.8 23 0.8 0 0.0 Ross Dress for Less 25 0.7 25 0.7 0 0.0 Total Top 10 Tenants 16.8 9.8 7.0 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions) Expands relationships with our core tenants

Wal-Mart / Sam's Club 114 17.8 54 7.7 60 10.0 Target 64 8.3 10 1.3 54 7.1 Lowe's Home Imp. 43 5.4 23 2.8 20 2.6 Home Depot 44 4.6 17 1.6 27 3.1 Kohl's 41 3.5 37 3.2 4 0.3 The TJX Companies 96 3.1 96 3.1 0 0.0 Mervyns 40 3.1 39 3.0 1 0.1 Kmart / Sears 27 2.7 25 2.4 2 0.4 Publix 59 2.7 58 2.7 1 0.0 Tops Markets 40 2.5 39 2.4 1 0.1 Total Top 10 Tenants 53.8 30.1 23.7 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions) Developers Diversified Portfolio - Post Merger Largest Tenants by Total GLA

Developers Diversified Portfolio - Post Merger Largest Tenants by Pro Rata Rents Wal-Mart / Sam's Club 54 $41.4 4.1% Publix 58 21.9 2.1% PETsMART 101 19.7 1.9% The TJX Companies 96 18.5 1.8% Tops Markets 39 17.0 1.7% Mervyns 39 17.0 1.7% Lowe's Home Imp. 23 15.5 1.5% Circuit City 42 15.2 1.5% Kohl's 37 14.5 1.4% Bed Bath & Beyond 55 14.3 1.4% Top Ten Tenants $194.9 19.1% Total Portfolio $1,021.4 100.0% Owned Units Total Base Rent ($m) % of Total Rent

2007 2008 2009 2010 2011 SF Expiring 1.65 2.42 2.2 2.28 2.93 % of Total Portfolio 0.0489 0.0712 0.0652 0.0676 0.0868 North 45.9 46.9 45 43.9 IRRETI Portfolio - Lease Expiration Schedule Square Feet (millions) % of Total Portfolio Square Feet Expiring Percent of Total Portfolio 34% of GLA expires within five years

IRRETI Portfolio Overview Additional Opportunities to Create Value Developments in Process 5 projects Total project costs: $170 million Total GLA: 717,000 Numerous potential expansion/redevelopment opportunities Immediate implementation of Developers Diversified's proactive asset management platform Leasing Ancillary income Property management Development Expansion/Redevelopment

Individual Property Highlights

5 MILES 91,844 32,241 $70,894 7 MILES 175,670 60,988 $67,595 10 MILES 347,253 121,920 $67,342 DEMOGRAPHICS POPULATION HOUSEHOLDS AVG. HH. INCOME Owned GLA: 1,192,266 Year Built: 1995 / 2002 / 2003 Description: Georgia's largest outdoor shopping center. Fayette Pavilion Atlanta, GA KEY TENANTS Wal-Mart Kohl's Goody's T.J. Maxx Toys 'R Us Best Buy Ross Dress for Less Marshalls Publix Sports Authority Seasonal Concepts Belk Cost Plus Old Navy PETsMART Source: www.claritas.com

5 MILES 66,007 25,192 $110,297 7 MILES 88,312 33,615 $106,628 10 MILES 190,823 72,572 $95,282 DEMOGRAPHICS POPULATION HOUSEHOLDS AVG. HH. INCOME Owned GLA: 303,469 Residential Units: 320 Year Built: 2002 / 2003 Description: Lifestyle center with office and multifamily components. Birkdale Village Charlotte, NC KEY TENANTS Banana Republic Barnes & Noble Chico's Dick's GAP Kirkland's Jones New York Liz Claiborne Regal Cinemas Sharper Image Talbots White House | Black Market Williams-Sonoma Source: www.claritas.com

KEY TENANTS 5 MILES 371,019 162,639 $50,039 7 MILES 599,283 263,135 $53,354 10 MILES 882,997 382,966 $57,823 DEMOGRAPHICS POPULATION HOUSEHOLDS AVG. HH. INCOME Owned GLA: 719,162 Year Built: 2003 Description: Hybrid community / lifestyle center on the Monongahela River. Regional destination for shopping, dining and nightlife. Waterfront Market Pittsburgh, PA Target Abercrombie & Fitch American Eagle Ann Taylor LOFT Barnes & Noble Bed, Bath & Beyond Best Buy Dave & Buster's Dick's Filene's Basement Loew's Cinemas Marshalls Michaels Office Depot Petco Pier 1 TJ Maxx Victoria's Secret Source: www.claritas.com

Owned GLA: 403,106 Year Built: 2003 Description: Recently developed community center located adjacent to Mall of Georgia in prime retail corridor. Marketplace at Mill Creek Atlanta, GA KEY TENANTS Toys R Us Borders Cost Plus DSW Linens 'N Things Marshalls Michaels Office Max PetSmart Ross Dress for Less 5 MILES 116,067 37,296 $89,472 7 MILES 208,252 67,814 $90,045 10 MILES 372,164 123,215 $87,241 DEMOGRAPHICS POPULATION HOUSEHOLDS AVG. HH. INCOME Source: www.claritas.com

5 MILES 125,299 48,084 $81,457 7 MILES 236,248 92,704 $83,950 10 MILES 461,874 184,132 $85,969 DEMOGRAPHICS POPULATION HOUSEHOLDS AVG. HH. INCOME Owned GLA: 265,535 Year Built: 2002 / 2004 Description: Recently developed community center located in affluent suburb of Charlotte. Sycamore Commons Charlotte, NC KEY TENANTS Costco Bed, Bath & Beyond Circuit City Dick's Lowe's Men's Wearhouse Michaels Old Navy Source: www.claritas.com

Additional Information and Where to Find It This press release does not constitute an offer of any securities for sale. In connection with the proposed transaction, Developers Diversified and IRRETI expect to file a proxy statement/ prospectus as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about Developers Diversified and IRRETI and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by Developers Diversified and IRRETI with the SEC at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from Developers Diversified and IRRETI by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger. Developers Diversified and IRRETI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IRRETI in connection with the merger. Information about Developers Diversified and its directors and executive officers, and their ownership of IRRETI securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Developers Diversified, which was filed with the SEC on April 3, 2006. Information about IRRETI and its directors and executive officers, and their ownership of IRRETI securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of IRRETI, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of this transaction, IRRETI does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.